SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Strategic Income Fund

Effective September 22, 2011, DWS Strategic Income Fund has changed its name to DWS Unconstrained Income Fund and is no longer offered by this prospectus dated February 1, 2011, as revised April 15, 2011. All references to DWS Strategic Income Fund are hereby removed from this prospectus.

DWS Unconstrained Income Fund is offered in a separate prospectus dated September 22, 2011. For a copy of the fund’s current prospectus, please contact DWS Investments by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C) and (800) 728-3337 (S) or asking your financial advisor.

Please Retain This Supplement for Future Reference

September 22, 2011
PROSTKR-118